Exhibit 99.2

Premium Fitness Equipment

AMEX: CYB

John Aglialoro, CEO

Art Hicks, CFO

Thumbnail description

2004 sales $103M Strong brand globally Innovative products

Recent performance promising Full line Equipment Manufacturer (Strength, Cross Trainer, Treadmill, etc.)

The Fitness Industry Worldwide

$5 BILLION WORLDWIDE MARKET

Consumer 3.6 Billion 69%

Commercial

1.4 Billion

31%

Commercial Market

$1.4 BILLION TOTAL

International

600 Million

43%

North America

800 Million

57%

Commercial Customers

Market Segmentation

63%

9%

8%

6%

6%

5%

3%

Health Clubs Y’s, JC’s Hospital/PT-Rehab Schools/Universities

Corporate/Hotel Military Other

Market Growth Rates

The principal customer for commercial fitness equipment is the fee-based fitness club—26,800 facilities in the US. Baby boomers are 37% of club users… and growing.

Fee Based Clubs 14% Rate of Growth

Elliptical Machines 18%

Treadmills 5%

Bikes 2%

Strength machines 4%

Demand Drivers of a Growing Industry

Obesity

Aging Population Healthcare costs Private equity interest

Industry growth validated by private equity interest.

Obesity

Losing Weight is the Wrong Goal

Muscle mass raises metabolism which means you burn fat faster

“If you’re the average middle-aged person, your problem is not excess weight so much as it is excess body fat coupled with too little muscle.”

Evans & Rosenberg in BIOMARKERs

Aging Population

“If I knew I would live so long, I’d have taken better care of myself.”

It’s never too late to start! Studies show that even 90 year old nursing home residents can build strength

Muscle strength results in improved balance and faster muscle response – both are major factors in reducing falls

Rising HealthCare Costs

Obesity is a bigger contributor to healthcare costs than smoking

Reducing Claims: Regular exercisers spend HALF the number of nights in the hospital

GE Aircraft study showed medical claims submitted by fitness center members decreased by 27%—non members rose by 17%.

Transactions in Fitness Space

24-Hour Fitness – Forstmann Little & Co. Life Time Fitness – IPO

Fitness Quest – JW Childs Town Sports Intl – IPO (pending) Equinox Fitness Clubs – North Castle

Partners/JW Childs

York Barbell Co – Susquehanna Capital

Gold’s Gym – TRT Holdings

Octane – North Castle

An Emerging Industry for Stock Analysts

Cybex – AMEX: CYB

Life Fitness – NYSE: BC (Brunswick) Nautilus – NYSE: NLS

PreCor – Helsinki Exchange (Amer) Lifetime Fitness – NYSE: LTM

Competitors

N.A. Comm Int’l Comm Commercial Consumer Total Cybex $70 $30 $100 $- $100 Nautilus $80 $40 $120 $530 $650 Precor $95 $50 $145 $80 $225 Technogym $5 $220 $225 $- $225 Life Fitness $215 $125 $340 $125 $465 Other $230 $115 $470 $2,865 $3,335 TOTAL $800 $600 $1,400 $3,600 $5,000

Cybex Recent History

Jan 2001

Turnaround Team Begins

March 2001

Enter workout

2002-2003

Cash infusion from major shareholder

July 2003

Hilco Recap

July 2004

Refinancing

August 2004

Equity Raise

Sales Growth millions

35.0 30.0 25.0 20.0 15.0 10.0 5.0 -

17.8 19.6 23.2 23.8 17.0 20.1 22.9 27.1 18.9 20.7 2 3.6 2 3.4

25.1 28.2

Fir st Quar ter

02

03

04

05

Second Quar ter

02

03

04

05

Thir d Quar ter

02

03

04

Four th Quar ter

02

03

04

Financial Performance

Rolling 12 months

June 2005 June 2004 Change

Sales $106,900 $97,100 10%

Gross Margin        % 35.4% 36.5% (1.1%)

Operating Profit $6,200 $4,900 27.6%

EBITDA $9,900 $8,500 16.5%

Net Profit $3,200 $1,100 20.7%

Shares 15,708 9,398

EPS $0.20 $0.11 80.7%

Long-Term Debt

40,000

35,000

30,000

25,000

20,000

15,000

10,000

5,000

0 $37242 $30490 $29,010 $27,086 $20,605 $18,208

2000

2001

2002

2003

2004

2005 Q2

Financial Goals

10% sales growth over long term 38% margins: 40% over long term 30% of sales in SGA

Pay down debt

Core Strengths

Focus on new products

Superior quality manufacturing

Built to order manufacturing—customer customization (color, upholstery, logo)

Product of the Year Award

The ArcTrainer was awarded the prestigious NOVA 7 award from Fitness Magazine. Voted by club owners and members as the best product of the year.

Manufacturing Excellence

State of the Art Powder Coating developed with DuPont Engineers

Cybex produces 300,000 machined weight plates annually. More than any other company in the industry.

Custom Colorization

160 different types of equipment can Be customized—colors to coordinate with the customer’s decor as well as upholstery imprinted with customer’s name & logo

New Product Introductions

Q3 ‘02 ArcTrainer

Q2-Q3 ‘02 Eagle Strength

Q2-’03 ProPlus Treadmill

Q1-’04 Total Body Arc

Q2-’04 Recumbent and Upright Bikes

Q3-’04 IFI*(limited access line)

*Inclusive Fitness Initiative

The ArcTrainer

The Cybex ArcTrainer is positioned as a better alternative to elliptical machines (ellipticals sold an estimated $180M in 2003). For the club owner, “one size fits all” … a workout for everyone … from the first-time exerciser to the pro athlete.

The Eagle Line

20 different pieces of training equipment

Eagle Abdominal

Using a patent pending pelvic stabilization technique, the Eagle ab machine isolates the abdominal region and forces the abdominal muscles to do the work (as opposed to some ab machines which allow other muscles to carry much of the load.) One club owner recommends the Eagle ab machine as “the fastest way to that six-pack look.”

The Pro+ Treadmill

The Cybex Pro+ is a workhorse treadmill designed for reliability … a must-have for the club owner. For the user, the Cybex StableflexTM running surface provides easy-on-the-back shock absorption. The wraparound console features all the amenities (utility tray, dual water bottle holders, and a personal audio holder.)

Recumbent and Upright Bikes

New Cybex bikes feature three modes of operation – unique in the industry. The isokinetic mode, which Cybex pioneered, is targeted to appeal to everyone from the rehabilitation therapist all the way up to professional sports teams interested in high power interval training.

An extremely wide operating range … from 15W – 900W … broadens the audience who will choose the Cybex bike as their exercise of choice.

IFI Line (Inclusive Fitness Initiative)

Cybex introduced the limited access line in the UK. After completing a rigorous testing process, the Cybex IFI line became the industry’s only exercise machines with IFI accreditation. European equipment purchases by government agencies require this certification.

Selenia Guadagno is a champion water skier who began water skiing in 2003 after she became a double below knee amputee.

Cybex Sales by Product Line -2005

Steppers 1%

Bikes 6%

Treadmills 22%

Strength 39%

ArcTrainer 35%

CYBEX

New Product Map

Q3 '05
Trazer

Q3 '05
Vertical (hotel) treadmill

Q3-'05
VR3 (VR2 replacement)

Q4 '05
Cordless **Arc**

Q1-'06
New Free Weight & Plate loaded line

Q3 '06
Vertical strength

Q3-'06
Vertical Arc

Q4 '06
BIG **T**readmill

Q1-'07
Consumer Arc

Trazer

CYBEX Trazer® is a powerful new experience that dramatically improves muscle and mental agility while adding new dimensions of fun and function to exercise. CYBEX Trazer launches you into an interactive virtual world where reaction time, acceleration, speed, power and balance drive on-screen activities. A unique and entertaining fitness experience using proprietary CYBEX technologies to measure performance.

Opportunities

Trazer as segue to new markets

Arc derivative products (cordless, vertical, consumer) Volume-driven margin improvement Increase international presence Consumer product line

Cybex is for believers that …

Fitness industry will continue to grow Cybex will continue to outpace competitors in new innovative products Balance sheet and income statement improvements will continue Management will reach performance goals of 10% increase in revenue/earnings

Premium Fitness Equipment

AMEX: CYB

John Aglialoro, CEO

Art Hicks, CFO